EXHIBIT 99.1

TXI Reports First Quarter Results

DALLAS, Oct. 2, 2013 (GLOBE NEWSWIRE) -- Texas Industries, Inc. (NYSE:TXI) today reported financial results for the quarter ended August 31, 2013. Results for the quarter were a net income of $.4 million or $.01 per share. Results for the quarter ended August 31, 2012 were a loss of $2.7 million or $.08 per share.

EBITDA from continuing operations for the August quarter equaled $37.8 million and EBITDA from continuing operations for the prior year's August quarter equaled $14.1 million. EBITDA for discontinued operations equaled $5.4 million in last year's August quarter. Continuing operations' EBITDA as a percentage of net sales for the August quarter this year and last year equaled 16.2% and 8.1%, respectively.

General Comments

"EBITDA increased $23.7 million on $58.6 million higher net sales," stated Mel Brekhus, Chief Executive Officer. "The improved results reflect the continuing improvement in construction activity in all of our markets."

"It is satisfying to start reaping the benefits from our recent strategic activities. So far, the start-up of our new kiln in central Texas has been the most successful of any I have been involved with in my career and we are realizing the benefits we expected from the expansion of our vertical integration footprint last spring. We continue to focus on doing everything we can to fully participate in the market recoveries under way, including accelerating the resumption of production from the first kiln in central Texas early next calendar year," added Brekhus.

A teleconference will be held October 3, 2013 at 10:00 Central Daylight Time to further discuss quarter results. A real-time webcast of the conference is available by logging on to TXI's website at www.txi.com.

The following is a summary of operating results for our business segments and certain other operating information related to our principal products.

Cement Operations

	Three months ended
	August 31,	August 31,
In thousands except per unit	2013	2012
Operating Results
Cement sales	$ 104,426	$ 87,313
Other sales and delivery fees	10,322	9,892
Total segment sales	114,748	97,205
Cost of products sold	97,743	86,119
Gross profit	17,005	11,086
Selling, general and administrative	(3,649)	(3,544)
Other income, net	637	880
Operating profit	$ 13,993	$ 8,422
Cement
Shipments (tons)	1,314	1,119
Prices ($/ton)	$ 79.43	$ 78.06
Cost of sales ($/ton)	$ 67.29	$ 68.55

Three months ended August 31, 2013

Cement operating profit for the three-month periods ended August 31, 2013 and 2012 was $14.0 million and $8.4 million, respectively.

Total segment sales for the three-month period ended August 31, 2013 were $114.7 million compared to $97.2 million for the prior year period. Cement sales increased $17.1 million from the prior year period. Our Texas market area accounted for approximately 70% of cement sales in the current period compared to 67% of cement sales in the prior year period. Average cement prices increased 2% in our Texas market from the prior year period. Average cement prices increased 1% in our California market from the prior year period. Shipments increased 23% in our Texas market area and 8% in our California market area.

Cost of products sold for the three-month period ended August 31, 2013 increased $11.6 million from the prior year period primarily due to higher shipments, depreciation expense related to our new production line at our Hunter cement plant, repair and maintenance costs at our Texas plants, power and fuel costs, and emission allowance credits associated with our compliance with The California Global Warming Solutions Act of 2006, which took effect on January 1, 2013. Cement unit cost of sales decreased 2% from the prior year period as the impact of higher shipments were partially offset by the higher costs including depreciation, repair and maintenance, power and fuel, and emission allowance credits.

Selling, general and administrative expense for the three-month period ended August 31, 2013 increased $0.1 million from the prior year period.

Other income for the three-month period ended August 31, 2013 decreased $0.2 million from the prior year period.

Aggregates Operations

	Three months ended
	August 31,	August 31,
In thousands except per unit	2013	2012
Operating Results
Stone, sand and gravel sales	$ 35,670	$ 28,151
Delivery fees and other	13,488	12,830
Total segment sales	49,158	40,981
Cost of products sold	41,416	36,237
Gross profit	7,742	4,744
Selling, general and administrative	(1,490)	(1,008)
Other income, net	335	263
Operating profit	$ 6,587	$ 3,999
Stone, sand and gravel
Shipments (tons)	4,447	3,914
Prices ($/ton)	$ 8.02	$ 7.19
Cost of sales ($/ton)	$ 6.33	$ 5.98

Previously, the aggregates segment included our expanded shale and clay lightweight aggregates operations which has been classified as discontinued operations in the prior period. Therefore, amounts for these operations are not included in the information presented.

Three months ended August 31, 2013

Aggregates operating profit for the three-month periods ended August 31, 2013 and 2012 was $6.6 million and $4.0 million, respectively.

Total segment sales for the three-month period ended August 31, 2013 were $49.2 million compared to $41.0 million for the prior year period. Stone, sand and gravel sales increased $7.6 million from the prior year period on 14% higher shipments and 12% higher average prices.

Cost of products sold for the three-month period ended August 31, 2013 increased $5.2 million from the prior year period primarily due to increased stone, sand and gravel shipments. Stone, sand and gravel unit costs increased 6% from the prior year period primarily due to the effect of geographic product mix partially offset by the effect of higher shipments.

Selling, general and administrative expense for the three-month period ended August 31, 2013 increased $0.5 million from the prior year period primarily due to higher bad debt expense.

Concrete Operations

	Three months ended
	August 31,	August 31,
In thousands except per unit	2013	2012
Operating Results
Ready-mix concrete sales	$ 98,234	$ 51,918
Delivery fees	286	127
Total segment sales	98,520	52,045
Cost of products sold	92,589	52,673
Gross profit (loss)	5,931	(628)
Selling, general and administrative	(3,164)	(2,690)
Other income, net	3,351	1,410
Operating profit (loss)	$ 6,118	$ (1,908)
Ready-mix concrete
Shipments (cubic yards)	1,134	649
Prices ($/cubic yard)	$ 86.86	$ 80.08
Cost of sales ($/cubic yard)	$ 81.65	$ 80.97

Three months ended August 31, 2013

Concrete operating profit (loss) for the three-month periods ended August 31, 2013 and 2012 was $6.1 million and $(1.9) million, respectively.

Total segment sales for the three-month period ended August 31, 2013 were $98.5 million compared to $52.0 million for the prior year period. Segment sales increased $46.5 million from the prior year period due to the addition of the 42 ready-mix concrete plants acquired through an asset exchange in the prior year period, which accounts for 65% of the increase in shipments compared to the prior year period.   Pricing improved in virtually every market resulting in 8.5% higher average prices.

Cost of products sold for the three-month period ended August 31, 2013 increased $39.9 million from the prior year period as a result of the 42 additional ready-mix concrete plants acquired through an asset exchange in the prior year period, along with increased shipments from existing locations. Ready-mix concrete unit costs increased 1% from the prior year period primarily due to increased material and delivery costs partially offset by the effects of higher shipments.

Selling, general and administrative expense for the three-month period ended August 31, 2013 increased $0.5 million from the prior year period due to the addition of the 42 ready-mix concrete plants acquired through an asset exchange in the prior year period.

Other income for the three-month period ended August 31, 2013 increased $1.9 million from the prior year period primarily due to higher earnings from our joint venture of $0.5 million and increased gains from the disposal of assets of $1.2 million.

Corporate

	Three months ended
	August 31,	August 31,
In thousands	2013	2012
Other income, net	$ 1,534	$ 46
Selling, general and administrative	(10,262)	(10,317)
	$ (8,728)	$ (10,271)

Three months ended August 31, 2013

Other income for the three-month period ended August 31, 2013 contains a gain of $1.3 million for a routine sale of real estate.

Selling, general and administrative expense for the three-month period ended August 31, 2013 remained relatively unchanged from the prior year period.

Interest

Interest expense incurred for the three-month period ended August 31, 2013 was $17.4 million. Interest expense incurred for the three-month period ended August 31, 2012 was $17.1 million, of which $9.3 million was capitalized in connection with our Hunter, Texas cement plant expansion project and $7.8 million was expensed.

Income Taxes

Income taxes for the interim periods ended August 31, 2013 and 2012 have been included in the accompanying financial statements on the basis of an estimated annual rate. The tax rate differs from the 35% federal statutory corporate rate primarily due to percentage depletion that is tax deductible, state income taxes and valuation allowances against deferred tax assets. The estimated annualized rate for continuing operations is 29.1% for fiscal year 2014 compared to (1.9)% for fiscal year 2013. We made no income tax payments and received no refunds in the three-month period ended August 31, 2013 and 2012.

Certain statements contained in this quarterly report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements may include the words "may," "will," "estimate," "intend," "continue," "believe," "expect," "plan," "anticipate," and other similar words. Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on our business, the cyclical and seasonal nature of our business, the level of construction activity in our markets, abnormal periods of inclement weather, unexpected periods of equipment downtime, unexpected operational difficulties, changes in the cost of raw materials, fuel and energy, changes in cost or availability of transportation, changes in interest rates, the timing and amount of federal, state and local funding for infrastructure, delays in announced capacity expansions, ongoing volatility and uncertainty in the capital or credit markets, the impact of environmental laws, regulations and claims, changes in governmental and public policy, and the risks and uncertainties described in our reports on Forms 10-K, 10-Q and 8-K. Forward-looking statements speak only as of the date hereof, and we assume no obligation to publicly update such statements.

TXI is the largest producer of cement in Texas and a major cement producer in California. TXI is also a major supplier of construction aggregate, ready-mix concrete and concrete products.

Earnings before Interest, Taxes, Depreciation and Amortization*	Three months ended
	August 31,	August 31,
in thousands	2013	2012
Income before income taxes from continuing operations	$ 599	$ (7,533)
Depreciation	19,862	13,875
Interest Expense	17,371	7,777
EBITDA from continuing operations	$ 37,832	$ 14,119
EBITDA from discontinued operations**	--	5,362
Total EBITDA	$ 37,832	$ 19,481

EBITDA Margin
EBITDA from continuing operations	$ 37,832	$ 14,119
Net Sales from continuing operations	$ 233,082	$ 174,523
EBITDA Margin	16.2%	8.1%

*A full reconciliation of EBITDA is continued on our website at www.txi.com.
** Expanded shale and clay operation's profit of $5.0 million plus depreciation expense of $0.4 million.

EBITDA represents income before interest, income taxes, depreciation and amortization and is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements. It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles. EBITDA is not necessarily comparable to similarly titled measures used by other companies.

(Unaudited)
CONSOLIDATED STATEMENTS OF OPERATIONS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Three months ended
	August 31,	August 31,
In thousands except per share	2013	2012
NET SALES	$ 233,082	$ 174,523
Cost of products sold	202,416	159,323
GROSS PROFIT	30,666	15,200
Selling, general and administrative	18,553	17,557
Interest expense	17,371	7,777
Other income, net	(5,857)	(2,599)
INCOME (LOSS) BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	599	(7,535)
Income taxes (benefit)	170	(139)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$ 429	$ (7,396)
NET INCOME FROM DISCONTINUED OPERATIONS	—	4,738
NET INCOME (LOSS)	$ 429	$ (2,658)
NET INCOME (LOSS) PER SHARE FROM CONTINUING OPERATIONS:
Basic	$ 0.02	$ (0.26)
Diluted	$ 0.01	$ (0.26)
NET INCOME PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$ —	$ 0.18
Diluted	$ —	$ 0.18
NET INCOME (LOSS) PER SHARE:
Basic	$ 0.02	$ (0.08)
Diluted	$ 0.01	$ (0.08)
AVERAGE SHARES OUTSTANDING
Basic	28,578	27,998
Diluted	29,054	27,998

See notes to consolidated financial statements.

(Unaudited)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Three months ended
	August 31,	August 31,
In thousands	2013	2012
Net Income (loss)	$ 429	$ (2,658)
Other comprehensive income:

Unrealized actuarial gain (loss) of defined benefit plans, net of tax expense (benefit) of $0 and $(32)	—	(55)

Reclassification of actuarial loss of defined benefit plans, net of tax benefit of $6 and $244, respectively.	9	423
Total other comprehensive income	9	368
Comprehensive income (loss)	$ 438	$ (2,290)

See notes to consolidated financial statements.

CONSOLIDATED BALANCE SHEETS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	(Unaudited)
	August 31,	May 31,
In thousands except per share	2013	2013
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 48,472	$ 61,296
Receivables – net	142,032	126,922
Inventories	107,678	105,054
Deferred income taxes and prepaid expenses	26,564	27,294
TOTAL CURRENT ASSETS	324,746	320,566
PROPERTY, PLANT AND EQUIPMENT
Land and land improvements	172,488	172,780
Buildings	51,461	50,968
Machinery and equipment	1,648,894	1,647,460
Construction in progress	19,017	16,642
	1,891,860	1,887,850
Less depreciation and depletion	680,804	661,454
	1,211,056	1,226,396
OTHER ASSETS
Goodwill	40,575	40,575
Real estate and investments	30,062	29,471
Deferred other charges	19,359	18,817
	89,996	88,863
	$ 1,625,798	$ 1,635,825
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$ 69,617	$ 69,061
Accrued interest, compensation and other	49,541	62,336
Current portion of long-term debt	1,911	1,872
TOTAL CURRENT LIABILITIES	121,069	133,269
LONG-TERM DEBT	657,449	657,935
DEFERRED INCOME TAXES AND OTHER CREDITS	89,954	91,157
SHAREHOLDERS' EQUITY
Common stock, $1 par value; authorized 100,000 shares; issued and outstanding 28,609 and 28,572 shares, respectively	28,609	28,572
Additional paid-in capital	517,947	514,560
Retained earnings	229,115	228,686
Accumulated other comprehensive loss	(18,345)	(18,354)
	757,326	753,464
	$ 1,625,798	$ 1,635,825

See notes to consolidated financial statements.

(Unaudited)
CONSOLIDATED STATEMENTS OF CASH FLOWS
TEXAS INDUSTRIES, INC. AND SUBSIDIARIES

	Three months ended
	August 31,	August 31,
In thousands	2013	2012
OPERATING ACTIVITIES
Net income (loss)	$ 429	$ (2,658)
Adjustments to reconcile net income (loss) to cash provided (used) by operating activities
Depreciation, depletion and amortization	19,862	14,216
Gain on asset disposals	(3,069)	(2,503)
Deferred income tax expense (benefit)	51	(3)
Stock-based compensation expense	2,298	2,766
Other – net	(1,848)	(3,026)
Changes in operating assets and liabilities
Receivables – net	(16,136)	(14,013)
Inventories	(2,824)	10,846
Prepaid expenses	278	1,099
Accounts payable and accrued liabilities	(5,113)	(4,632)
Net cash provided (used) by operating activities	(6,072)	2,092
INVESTING ACTIVITIES
Capital expenditures – expansions	(7,125)	(28,114)
Capital expenditures – other	(5,373)	(4,496)
Proceeds from asset disposals	4,319	3,578
Investments in life insurance contracts	934	146
Other – net	—	(59)
Net cash used by investing activities	(7,245)	(28,945)
FINANCING ACTIVITIES
Debt payments	(447)	(1,028)
Stock option exercises	940	725
Net cash provided (used) by financing activities	493	(303)
Decrease in cash and cash equivalents	(12,824)	(27,156)
Cash and cash equivalents at beginning of period	61,296	88,027
Cash and cash equivalents at end of period	$ 48,472	$ 60,871

See notes to consolidated financial statements.

CONTACT: T. Lesley Vines, Jr.
         Corporate Controller & Treasurer
         Direct 972.647.6722 E-mail lvines@txi.com

Texas Industries, Inc.
Consolidated Statements of Operations
$ In thousands except per share

	FY2005	FY2006	FY2007	FY2008	FY2009	FY2010	FY2011	FY2012					FY2013					FY2014
								Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1

Shipments
Cement (thousands of tons)	5,394	5,136	5,074	5,035	4,035	3,226	3,301	969	884	743	984	3,580	1,119	1,034	933	1,299	4,385	1,314
Aggregates (thousands of tons)	23,616	25,246	22,114	21,851	16,470	11,363	12,065	3,143	2,818	2,363	3,514	11,838	3,914	3,808	3,029	4,042	14,793	4,447
Ready-mix (thousands of cubic yards)	3,678	3,830	3,665	3,844	2,902	2,147	2,415	741	587	508	563	2,399	649	643	541	968	2,801	1,134

Price
Cement ($ per ton)	$75.05	$87.14	$95.06	$93.07	$90.31	$82.51	$77.68	$78.41	$78.07	$77.76	$76.79	$77.75	$78.07	$79.82	$78.39	$79.27	$78.90	$79.43
Aggregates ($ per ton)	$5.68	$6.08	$7.03	$7.44	$7.97	$7.75	$7.38	$7.06	$7.45	$7.12	$7.26	$7.23	$7.19	$7.28	$7.27	$7.95	$7.44	$8.02
Ready-mix ($ per cubic yard)	$60.54	$69.25	$75.87	$80.83	$85.46	$81.83	$74.87	$75.93	$75.85	$73.80	$78.50	$76.06	$80.08	$82.08	$82.49	$84.83	$82.62	$86.86

Net Sales
Cement	404,823	447,594	482,379	468,673	364,386	266,180	256,385	75,978	68,994	57,830	75,611	278,413	87,313	82,584	73,086	102,975	345,958	104,426
Aggregates	134,220	153,480	155,562	162,582	131,197	88,019	89,045	22,200	20,993	16,829	25,515	85,537	28,151	27,739	22,021	32,128	110,039	35,670
Ready-mix	222,680	265,254	278,067	310,652	247,931	175,712	180,826	56,228	44,579	37,481	44,190	182,478	51,918	52,776	44,582	82,082	231,358	98,234
Other	104,847	118,555	119,798	132,606	121,321	101,526	58,870	15,845	14,394	12,732	10,101	53,072	2,867	2,685	2,272	2,971	10,795	3,738
Interplant	(105,576)	(121,127)	(118,406)	(130,461)	(103,030)	(69,779)	(69,890)	(19,348)	(18,033)	(16,071)	(16,821)	(70,273)	(15,708)	(16,827)	(14,663)	(24,560)	(71,758)	(29,344)
Delivery Fees	73,809	80,166	78,850	84,802	77,397	59,406	56,670	16,726	15,246	13,093	19,813	64,878	19,982	18,736	14,061	17,910	70,689	20,358
Net Sales	834,803	943,922	996,250	1,028,854	839,202	621,064	571,906	167,629	146,173	121,894	158,409	594,105	174,523	167,693	141,359	213,506	697,081	233,082

Costs and Expenses (Income)
Cost of products sold	692,414	766,941	754,088	834,333	726,133	562,066	556,925	157,001	144,689	123,774	135,109	560,573	159,323	155,939	129,035	185,506	629,803	202,416
Selling, general and administrative	78,434	88,663	108,106	96,220	72,093	79,415	72,049	16,729	12,780	17,265	21,589	68,363	17,556	17,067	17,056	15,978	67,657	18,553
Restructuring charges and goodwill impairment	-	-	-	-	58,395	-	-	-	3,153	-	-	3,153	-	-	-	-	-	-
Interest	23,533	31,155	14,074	2,505	33,286	52,240	47,583	9,460	8,838	8,512	8,025	34,835	7,777	7,457	7,227	10,346	32,807	17,371
Loss on debt retirements and spin-off charges	894	113,247	48	-	907	-	29,619	-	-	-	-	-	-	-	-	-	-	-
Other income	(22,727)	(47,270)	(36,629)	(31,563)	(21,191)	(10,666)	(20,921)	(5,869)	(1,522)	(1,334)	(64,381)	(73,106)	(2,599)	(1,924)	(2,091)	(2,312)	(8,926)	(5,857)
	772,548	952,736	839,687	901,495	869,623	683,055	685,255	177,321	167,938	148,217	100,342	593,818	182,057	178,539	151,227	209,518	721,341	232,483
Income (Loss) from Continuing Operations
before Income Taxes	62,255	(8,814)	156,563	127,359	(30,421)	(61,991)	(113,349)	(9,692)	(21,765)	(26,323)	58,067	287	(7,534)	(10,846)	(9,868)	3,988	(24,260)	599

Income Taxes (Benefits)	16,811	(8,225)	51,852	39,728	(12,774)	(23,138)	(43,877)	(310)	(1,143)	(1,148)	960	(1,641)	(139)	(657)	(1,355)	(11,615)	(13,766)	170
Income (Loss) from Continuing Operations	45,444	(589)	104,711	87,631	(17,647)	(38,853)	(69,472)	(9,382)	(20,622)	(25,175)	57,107	1,928	(7,395)	(10,189)	(8,513)	15,603	(10,494)	429

Income from Discontinued Operations
net of Income Taxes	79,079	8,691	-	-	-	-	4,559	1,962	(415)	895	3,106	5,548	4,738	(933)	2,699	28,540	35,044	-
Income (Loss) before Accounting Change	124,523	8,102	104,711	87,631	(17,647)	(38,853)	(64,913)	(7,420)	(21,037)	(24,280)	60,213	7,476	(2,658)	(11,122)	(5,814)	44,143	24,550	429

Cumulative Effect of Accounting Change
net of Income Taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net Income (Loss)	124,523	8,102	104,711	87,631	(17,647)	(38,853)	(64,913)	(7,420)	(21,037)	(24,280)	60,213	7,476	(2,658)	(11,122)	(5,814)	44,143	24,550	429

Texas Industries, Inc.
Consolidated Balance Sheets
$ In thousands

	5/31/2005	5/31/2006	5/31/2007	5/31/2008	5/31/2009	5/31/2010	8/31/2011	11/30/2011	2/29/2012	5/31/2012	8/31/2012	11/30/2012	2/28/2013	5/31/2013	8/31/2013

Cash	251,600	84,139	15,138	39,527	19,796	74,946	60,600	67,462	27,155	88,027	60,871	71,782	31,664	61,296	48,472
Short-term investments	-	50,606	-	-	-	-	-	-	-	-	-	-	-	-	-
Receivables - net	117,363	132,849	142,610	170,943	129,432	112,184	94,617	82,378	78,597	98,836	113,354	107,760	98,458	126,922	142,032
Inventories	83,291	109,767	135,254	144,654	155,724	142,419	110,537	99,038	100,858	99,441	89,493	85,530	100,282	105,054	107,678
Deferred income taxes and prepaid expenses	28,754	33,599	17,621	17,943	22,039	23,426	21,001	20,529	21,398	19,007	17,640	16,672	20,282	27,294	26,564
Discontinued Operations Held for Sale							40,406	40,096	40,124	40344	38,833	39,360	38,769	-	-
Total Current Assets	481,008	410,960	310,623	373,067	326,991	352,975	327,161	309,503	268,132	345,655	320,191	321,104	289,455	320,566	324,746

Property, plant and equipment	886,447	956,896	1,293,360	1,546,125	1,791,546	1,758,778	1,781,055	1,803,149	1,815,060	1,796,731	1,819,995	1,838,019	1,859,417	1,887,850	1,891,860
Less depreciation and depletion	473,794	486,585	509,138	518,361	572,195	604,269	611,454	623,280	630,750	611,406	622,619	633,973	647,281	661,454	680,804
Net Property, Plant and Equipment	412,653	470,311	784,222	1,027,764	1,219,351	1,154,509	1,169,601	1,179,869	1,184,310	1,185,325	1,197,376	1,204,046	1,212,136	1,226,396	1,211,056

Goodwill	58,395	58,395	58,395	60,110	1,715	1,715	1,715	1,715	1,715	1,715	1,715	1,715	1,715	40,575	40,575
Real estate and investments	99,491	125,159	110,761	59,261	10,001	6,774	6,447	11,472	11,044	20,865	20,716	23,168	23,024	29,471	30,062
Deferred income taxes, intangibles and other charges	27,571	22,706	11,369	11,332	14,486	15,774	24,031	22,481	21,566	23,368	24,400	23,234	22,141	18,817	19,359
Assets of discontinued operations	1,114,627	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	1,300,084	206,260	180,525	130,703	26,202	24,263	32,193	35,668	34,325	45,948	46,831	48,117	46,880	88,863	89,996
Total Assets	2,193,745	1,087,531	1,275,370	1,531,534	1,572,544	1,531,747	1,528,955	1,525,041	1,486,766	1,576,928	1,564,398	1,573,267	1,548,471	1,635,825	1,625,798

Accounts payable	44,560	50,931	96,883	111,478	55,749	56,214	54,320	57,389	60,759	64,825	68,673	64,520	57,000	69,061	69,617
Accrued interest, compensation and other items	62,202	66,955	70,104	66,967	51,856	51,455	49,290	63,829	43,189	61,317	44,656	67,712	48,134	62,336	49,541
Current portion of long term debt	688	681	1,340	7,725	243	234	74	499	486	1,214	1,455	1,432	1,816	1,872	1,911
Total Current Liabilities	107,450	118,567	168,327	186,170	107,848	107,903	103,684	121,717	104,434	127,356	114,784	133,664	106,950	133,269	121,069

Long-term Debt	603,126	251,505	274,416	401,880	541,540	538,620	652,385	654,138	654,014	656,949	657,803	657,269	658,392	657,935	657,449

Convertible subordinated debentures	199,937	159,725	-	-	-	-	-	-	-	-	-	-	-	-	-

Deferred income taxes and other credits	77,138	79,837	95,508	118,117	120,011	123,976	85,223	80,919	81,278	96,352	95,935	95,995	88,088	91,157	89,954
Liabilities of discontinued operations	278,527	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Shareholders' equity	927,567	477,897	737,119	825,367	803,145	761,248	687,663	668,267	647,040	696,271	695,876	686,339	695,041	753,464	757,326
Total Liabilities and Shareholders' Equity	2,193,745	1,087,531	1,275,370	1,531,534	1,572,544	1,531,747	1,528,955	1,525,041	1,486,766	1,576,928	1,564,398	1,573,267	1,548,471	1,635,825	1,625,798

Texas Industries, Inc.
Consolidated Statements of Cash Flows
$ In thousands
	FY2005	FY2006	FY2007	FY2008	FY2009	FY2010		FY2012					FY2013					FY2014
							Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1

Operating Activities
Income (Loss) from Operations	45,444	(589)	104,711	87,631	(17,647)	(38,853)	(64,913)	(7,420)	(21,037)	(24,280)	60,213	7,476	(2,658)	(11,122)	(5,814)	44,144	24,550	429
Adjustments to reconcile income (loss) from
operations to cash provided by
operating activities

Depreciation, depletion and amortization	46,474	44,955	46,356	55,577	68,192	63,925	64,297	15,980	15,405	15,110	14,457	60,952	14,216	14,327	14,425	16,897	59,865	19,862
Goodwill impairment	-	-	-	-	58,395	-	-	-	-	-	-	-	-	-	-	-	-	-
Loss (gain) on asset disposals	(6,582)	(34,768)	(2,917)	(19,410)	(6,759)	(1,350)	(13,638)	(2,368)	(383)	(985)	(63,874)	(67,610)	(2,503)	(376)	(1,943)	(59,603)	(64,425)	(3,069)
Deferred income taxes (benefit)	33,811	6,581	13,622	20,036	(1,938)	(9,132)	(42,875)	(241)	(704)	(708)	1,565	(88)	(3)	960	68	2,398	3,423	51
Stock-based compensation expense (credit)	-	-	13,866	2,395	(4,400)	5,097	5,581	107	(1,336)	2,939	677	2,387	2,766	2,739	1,510	2,498	9,513	2,298
Excess tax benefits from stock-based compensation	8,000	9,969	(1,694)	(3,299)	(1,596)	(250)	-	-	-	-	-	-	-	-	-	-	-	-
Loss on debt retirements	-	107,006	48	-	907	-	29,619	-	-	-	-	-	-	-	-	-	-	-
Other - net	889	(2,399)	3,234	2,475	5,931	13,998	3,158	(1,567)	(3,618)	761	5,647	1,223	(3,026)	(5,441)	912	590	(6,965)	(1,848)
Changes in operating assets and liabilities
Receivables - net	(8,873)	(5,060)	846	(29,507)	55,397	(5,421)	13,379	(8,670)	12,366	3,928	(20,927)	(13,303)	(14,013)	5,525	9,318	(27,968)	(27,138)	(16,136)
Inventories	6,082	(18,761)	(25,047)	(9,400)	(11,070)	13,706	2,164	894	11,295	(2,141)	781	10,829	10,846	3,121	(14,677)	22,143	21,433	(2,824)
Prepaid expenses	(1,680)	63	1,392	(2,033)	(1,894)	387	1,301	1,729	1,125	407	(1,876)	1,385	1,099	588	(3,845)	1,920	(238)	278
Accounts payable and accrued liabilities	17,017	(12,155)	31,541	(2,910)	(36,232)	6,046	11,172	(5,809)	6,739	(5,396)	11,389	6,923	(4,632)	12,565	(15,161)	20,510	13,282	(5,113)
Other credits	3,838	2,527	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Cash Provided by Operating Activities	144,420	97,369	185,958	101,555	107,286	48,153	9,245	(7,365)	19,852	(10,365)	8,052	10,174	2,092	22,886	(15,207)	23,529	33,300	(6,072)

Investing Activities
Capital expenditures	(46,178)	(110,245)	(317,658)	(312,525)	(288,544)	(13,659)	(45,683)	(45,588)	(16,678)	(34,029)	(10,041)	(106,336)	(32,610)	(14,353)	(32,133)	(13,725)	(92,821)	(12,498)
Cash designated for property acquisitions		-	-	(28,733)	28,733	-	-	-	-	-	-	-	-	-	-	-	-	-
Proceeds from asset disposals	7,136	23,107	5,552	34,922	7,981	21,592	3,596	863	786	2,539	62,657	66,845	3,578	380	1,825	12,698	18,481	4,319
Investments in insurance contracts	(58,798)	(4,366)	(6,061)	99,203	2,876	6,967	4,073	-	2,989	365	-	3,354	146	2,220	-	101	2,467	934
Purchases of short-term investments - net	-	(50,500)	50,500	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other - net	(677)	612	(336)	101	(21)	2,079	1,266	(82)	(46)	(174)	57	(245)	(59)	(27)	19	(35)	(102)	-
Cash Provided (Used) by Investing Activities	(98,517)	(141,392)	(268,003)	(207,032)	(248,975)	16,979	(36,748)	(44,807)	(12,949)	(31,299)	52,673	(36,382)	(28,945)	(11,780)	(30,289)	(961)	(71,975)	(7,245)

Financing Activities
Long-term borrowings	-	250,000	38,000	366,000	327,250	-	650,000	-	-	-	-	-	-	-	-	-	-	-
Debt retirements	(699)	(600,700)	(25,521)	(232,366)	(197,772)	(245)	(561,627)	(18)	(18)	(137)	(127)	(300)	(1,028)	(557)	(651)	(448)	(2,684)	(447)
Debt issuance costs	(39)	(7,363)	-	(2,160)	(5,470)	(2,552)	(12,492)	(1,629)	(103)	(97)	-	(1,829)	-	-	-	-	-	-
Debt retirement costs	-	(96,029)	(6)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest rate swap terminations	(6,315)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Stock option exercises	41,399	7,510	6,394	3,315	4,641	893	1,462	78	80	1,591	274	2,023	725	364	6,027	7,512	14,628	940
Excess tax benefits from stock-based compensation	-	-	1,694	3,299	1,596	250	-	-	-	-	-	-	-	-	-	-	-	-
Common dividends paid	(6,643)	(6,908)	(7,517)	(8,222)	(8,287)	(8,328)	(8,354)	(2,091)	-	-	-	(2,091)	-	-	-	-	-	-
Other - net	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Cash Provided (Used) by Financing Activities	27,703	(453,490)	13,044	129,866	121,958	(9,982)	68,989	(3,660)	(41)	1,357	147	(2,197)	(303)	(193)	5,376	7,064	11,944	493
Net Cash Provided (Used) by Operations	73,606	(497,513)	(69,001)	24,389	(19,731)	55,150	41,486	(55,832)	6,862	(40,307)	60,872	(28,405)	(27,156)	10,913	(40,120)	29,632	(26,731)	(12,824)

DISCONTINUED OPERATIONS
Cash Provided (Used) by Operating Activities	73,104	(7,778)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Cash Used by Investing Activities	(28,163)	(2,757)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Cash Provided by Financing Activities	-	340,587	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net Cash Provided by Discontinued Operations	44,941	330,052	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Increase (Decrease) in Cash and Cash Equivalents	118,547	(167,461)	(69,001)	24,389	(19,731)	55,150	41,486	(55,832)	6,862	(40,307)	60,872	(28,405)	(27,156)	10,913	(40,120)	29,632	(26,731)	(12,824)

Cash and Cash Equivalents at Beginning of Period	133,053	251,600	84,139	15,138	39,527	19,796	74,946	116,432	60,600	67,462	27,155	116,432	88,027	60,871	71,781	31,664	88,027	61,296
Cash and Cash Equivalents at End of Period	251,600	84,139	15,138	39,527	19,796	74,946	116,432	60,600	67,462	27,155	88,027	88,027	60,871	71,781	31,664	61,299	61,296	48,472

Texas Industries, Inc.
Reconciliation of EBITDA to Net Income and Cash Provided (Used) by Continuing Operations
$ In thousands
	FY2005	FY2006	FY2007	FY2008	FY2009	FY2010		FY2012					FY2013					FY2014
							Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
EBITDA Defined
Net Income (loss) from Operations	45,444	(589)	104,711	87,631	(17,647)	(38,853)	(64,913)	(7,420)	(21,037)	(24,280)	60,213	7,476	(2,658)	(11,122)	(5,814)	44,144	24,550	429
Plus (minus):
Interest	23,533	31,155	14,074	2,505	33,286	52,240	47,583	9,460	8,838	8,512	8,025	34,835	7,777	7,457	7,227	10,346	32,807	17,371
Income taxes (benefit)	16,811	(8,225)	51,852	39,728	(12,774)	(23,138)	(41,894)	(144)	(622)	(542)	2,304	996	144	1,119	152	2,350	3,765	170
Depreciation, depletion and amortization	46,474	44,955	46,356	55,577	68,192	63,925	64,297	15,980	15,405	15,110	14,457	60,952	14,216	14,327	14,425	16,897	59,865	19,862
Restructuring charges and goodwill impairment	-	-	-	-	58,395	-	-	-	3,216	-	-	3,216	-	-	-	-	-	-
Loss on debt retirements and spin-off charges	894	113,247	48	-	907	-	29,619	-	-	-	-	-	-	-	-	-	-	-
EBITDA	133,156	180,543	217,041	185,441	130,359	54,174	34,692	17,876	5,800	(1,200)	84,999	107,475	19,479	11,781	15,990	73,737	120,987	37,832

EBITDA represents income before interest, income taxes, depreciation and amortization, restructuring charges and goodwill impairment, and loss on debt retirements and spin-off charges.
EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements.
It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.
EBITDA is not necessarily comparable to similarly titled measures used by other companies.

EBITDA Reconciliation
Cash from Operating Activities	144,420	97,369	185,958	101,555	107,286	48,153	9,245	(7,365)	19,852	(10,365)	8,052	10,174	2,092	22,886	(15,207)	23,529	33,300	(6,072)
Plus (minus):
Changes in operating assets and liabilities	(16,384)	33,386	(8,732)	43,850	(6,201)	(14,718)	(28,016)	11,856	(31,525)	3,202	10,633	(5,834)	6,700	(21,799)	24,365	(16,605)	(7,339)	23,795
Deferred taxes (benefit)	(33,811)	(6,581)	(13,622)	(20,036)	1,938	9,132	42,875	241	704	708	(1,565)	88	3	(960)	(68)	(2,398)	(3,423)	(51)
Stock-based compensation expense (credit)	-	-	(13,866)	(2,395)	4,400	(5,097)	(5,581)	(107)	1,336	(2,939)	(677)	(2,387)	(2,766)	(2,739)	(1,510)	(2,498)	(9,513)	(2,298)
Excess tax benefits from stock-based compensation	(8,000)	(9,969)	1,694	3,299	1,596	250	-	-	-	-	-	-	-	-	-	-	-	-
Income taxes (benefit)	16,811	(8,225)	51,852	39,728	(12,774)	(23,138)	(41,894)	(144)	(622)	(542)	2,304	996	144	1,119	152	2,350	3,765	170
Loss (gain) on assets disposals	6,582	34,768	2,917	19,410	6,759	1,350	13,638	2,368	383	985	63,874	67,610	2,503	376	1,943	59,603	64,425	3,069
Interest	23,533	31,155	14,074	2,505	33,286	52,240	47,583	9,460	8,838	8,512	8,025	34,835	7,777	7,457	7,227	10,346	32,807	17,371
Restructuring charges	-	-	-	-	-	-	-	-	3,216	-	-	3,216	-	-	-	-	-	-
Spin-off charges	894	6,241	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other - net	(889)	2,399	(3,234)	(2,475)	(5,931)	(13,998)	(3,158)	1,567	3,618	(761)	(5,647)	(1,223)	3,026	5,441	(912)	(590)	6,965	1,848
EBITDA	133,156	180,543	217,041	185,441	130,359	54,174	34,692	17,876	5,800	(1,200)	84,999	107,475	19,479	11,781	15,990	73,737	120,987	37,832

Texas Industries, Inc.
Business Segment Summary
$ In thousands except per share
	FY2005	FY2006	FY2007	FY2008	FY2009	FY2010		FY2012					FY2013					FY2014
							Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
Cement Operations
Operating Results
Cement sales	404,823	447,594	482,379	468,673	364,386	266,180	256,385	75,978	68,994	57,830	75,611	278,413	87,313	82,584	73,086	102,975	345,958	104,426
Other sales and delivery fees	30,699	27,416	27,648	36,079	30,934	28,333	30,909	9,659	8,240	7,641	11,340	36,880	9,892	8,858	7,480	9,317	35,547	10,322
Total segment sales	435,522	475,010	510,027	504,752	395,320	294,513	287,294	85,637	77,234	65,471	86,951	315,293	97,205	91,442	80,566	112,292	381,505	114,748
Cost of products sold	338,528	352,603	343,145	391,687	342,824	270,763	283,407	78,232	78,050	63,359	66,484	286,125	86,119	82,706	68,501	90,102	327,428	97,743
Gross profit	96,994	122,407	166,882	113,065	52,496	23,750	3,887	7,405	(816)	2,112	20,467	29,168	11,086	8,736	12,065	22,190	54,077	17,005
Selling, general and administrative	(15,085)	(13,956)	(19,878)	(18,307)	(19,343)	(17,528)	(18,967)	(4,078)	(4,165)	(4,663)	(3,625)	(16,531)	(3,544)	(3,729)	(3,247)	(2,650)	(13,170)	(3,649)
Restructuring charges and goodwill impairment	-	-	-	-	(58,395)	-	-	-	(1,074)	-	-	(1,074)	-	-	-	-	-	-
Other income	1,342	951	24,536	7,419	9,301	7,774	4,831	3,190	700	167	4,868	8,925	880	1,050	1,031	194	3,155	637
Operating Profit (Loss)	83,251	109,402	171,540	102,177	(15,941)	13,996	(10,249)	6,517	(5,355)	(2,384)	21,710	20,488	8,422	6,057	9,849	19,734	44,062	13,993

Cement
Shipments (tons)	5,394	5,136	5,074	5,035	4,035	3,226	3,301	969	884	743	984	3,580	1,119	1,034	933	1,299	4,385	1,314
Prices ($/ton)	$75.05	$87.14	$95.06	$93.07	$90.31	$82.51	$77.68	$78.41	$78.07	$77.76	$76.79	$77.75	$78.06	$79.82	$78.39	$79.27	$78.90	$79.43
Cost of sales ($/ton)	$58.03	$63.65	$63.08	$70.85	$78.02	$76.36	$77.29	$71.77	$78.34	$75.95	$56.60	$70.09	$68.55	$72.56	$64.35	$64.50	$67.40	$67.29

Aggregate Operations
Operating Results
Stone, sand and gravel sales	134,220	153,480	155,562	162,582	131,197	88,019	89,045	22,200	20,993	16,829	25,515	85,537	28,151	27,739	22,021	32,128	110,039	35,670
Expanded shale and clay sales and delivery fees	88,125	99,101	113,292	122,748	106,294	76,928	29,308	8,791	7,854	5,787	9,389	31,821	12,830	12,473	8,799	11,465	45,567	13,488
Total segment sales	222,345	252,581	268,854	285,330	237,491	164,947	118,353	30,991	28,847	22,616	34,904	117,358	40,981	40,212	30,820	43,593	155,606	49,158
Cost of products sold	191,837	219,124	218,394	231,503	197,583	142,963	108,352	27,594	25,459	23,825	30,980	107,858	36,237	35,951	28,106	38,546	138,840	41,416
Gross profit	30,508	33,457	50,460	53,827	39,908	21,984	10,001	3,397	3,388	(1,209)	3,924	9,500	4,744	4,261	2,714	5,047	16,766	7,742
Selling, general and administrative	(11,920)	(15,436)	(16,212)	(15,178)	(12,633)	(9,602)	(7,020)	(1,876)	(1,226)	(1,341)	(1,431)	(5,874)	(1,008)	(856)	(900)	(854)	(3,619)	(1,490)
Restructuring charges	-	-	-	-	-	-	-	-	(373)	-	-	(373)	-	-	-	-	-	-
Other income	10,782	30,376	2,638	16,974	6,954	1,419	13,115	271	202	1,259	20,385	22,117	263	115	295	623	1,296	335
Operating Profit (Loss)	29,370	48,397	36,886	55,623	34,229	13,801	16,096	1,792	1,991	(1,291)	22,878	25,370	3,999	3,520	2,109	4,816	14,443	6,587

Stone, sand and gravel
Shipments (tons)	23,616	25,246	22,114	21,851	16,470	11,363	12,065	3,143	2,818	2,363	3,514	11,838	3,914	3,808	3,029	4,042	14,793	4,447
Prices ($/ton)	$5.68	$6.08	$7.03	$7.44	$7.97	$7.75	$7.38	$7.06	$7.45	$7.12	$7.26	$7.38	$7.19	$7.28	$7.27	$7.95	$7.44	$8.02
Cost of sales ($/ton)	$4.80	$5.23	$5.40	$6.13	$6.68	$6.91	$6.72	$6.22	$6.35	$7.47	$6.01	$6.72	$5.98	$5.99	$6.46	$6.63	$6.26	$6.33

Concrete
Operating Results
Ready-mix concrete sales	222,680	265,254	278,067	310,652	247,931	175,712	180,826	56,228	44,579	37,481	44,190	182,478	51,918	52,776	44,582	82,082	231,358	98,234
Package products sales and delivery fees	59,832	72,204	57,708	58,581	61,490	55,671	55,322	14,796	13,542	12,398	8,514	49,250	127	101	46	97	371	286
Total segment sales	282,512	337,458	335,775	369,233	309,421	231,383	236,148	71,024	58,121	49,879	52,704	231,728	52,045	52,877	44,628	82,179	231,729	98,520
Cost of products sold	267,625	316,341	310,955	341,604	288,756	218,119	235,055	71,197	59,212	52,663	53,791	236,863	52,673	54,123	47,081	81,417	235,294	92,589
Gross profit	14,887	21,117	24,820	27,629	20,665	13,264	1,093	(173)	(1,091)	(2,784)	(1,087)	(5,135)	(628)	(1,246)	(2,453)	762	(3,565)	5,931
Selling, general and administrative	(10,339)	(11,415)	(16,284)	(19,314)	(13,116)	(10,193)	(12,773)	(4,374)	(2,436)	(1,297)	(2,739)	(10,846)	(2,690)	(2,074)	(2,475)	(3,500)	(10,739)	(3,164)
Restructuring charges	-	-	-	-	-	-	-	-	(536)	-	-	(536)	-	-	-	-	-	-
Other income	711	647	1,310	3,268	1,314	586	529	2,207	457	(177)	39,065	41,552	1,410	713	666	1,383	4,172	3,351
Operating Profit (Loss)	5,259	10,349	9,846	11,583	8,863	3,657	(11,151)	(2,340)	(3,606)	(4,258)	35,239	25,035	(1,908)	(2,607)	(4,262)	(1,355)	(10,132)	6,118

Ready-mix concrete
Shipments (tons)	3,678	3,830	3,665	3,844	2,902	2,147	2,415	741	587	508	563	2,399	649	643	541	968	2,801	1,134
Prices ($/ton)	$60.54	$69.25	$75.87	$80.83	$85.46	$81.83	$74.87	$75.93	$75.85	$73.80	$78.50	$76.06	$80.08	$81.99	$82.49	$84.83	$82.62	$86.86
Cost of sales ($/ton)	$61.12	$67.69	$71.92	$76.36	$81.41	$79.82	$77.89	$78.91	$80.66	$81.87	$81.34	$77.89	$80.97	$84.16	$87.04	$83.79	$83.85	$81.65

Total Segment Operating Profit (Loss)	117,880	168,148	218,272	169,383	27,151	31,454	(5,304)	5,969	(6,970)	(7,933)	79,827	70,893	10,513	6,970	7,696	23,195	48,373	26,698
Corporate
Other income	9,892	15,296	8,145	3,902	3,622	887	2,448	203	163	84	61	511	46	46	98	112	302	1,534
Selling, general and administrative	(41,090)	(47,856)	(55,732)	(43,421)	(27,001)	(42,092)	(33,291)	(6,402)	(4,953)	(9,964)	(13,794)	(35,113)	(10,317)	(10,405)	(10,439)	(8,969)	(40,128)	(10,262)
Restructuring charges	-	-	-	-	-	-	-	-	(1,169)	-	-	(1,169)	-	-	-	-	-	-
	(31,198)	(32,560)	(47,587)	(39,519)	(23,379)	(41,205)	(30,843)	(6,199)	(5,959)	(9,880)	(13,733)	(35,771)	(10,271)	(10,359)	(10,341)	(8,857)	(39,826)	(8,728)
Interest	(23,533)	(31,155)	(14,074)	(2,505)	(33,286)	(52,240)	(47,583)	(9,460)	(8,838)	(8,512)	(8,025)	(34,835)	(7,777)	(7,458)	(7,227)	(10,345)	(32,807)	(17,371)
Loss on Debt Retirements	(894)	(113,247)	(48)	-	(907)	-	(29,619)	-	-	-	-	-	-	-	-	-	-	-
Income (loss) from Continuing Operations before
Income Taxes	62,255	(8,814)	156,563	127,359	(30,421)	(61,991)	(113,349)	(9,690)	(21,767)	(26,325)	58,069	287	(7,535)	(10,846)	(9,868)	3,991	(24,260)	599

Texas Industries, Inc.
Business Segment Summary
$ In thousands except per share
	FY2005	FY2006	FY2007	FY2008	FY2009	FY2010		FY2012					FY2013					FY2014
							Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
Major Gains (losses) in Other Income
Cement							-					-					-
Antidumping settlement			19,803				-					-					-
Sale of emissions credits				3,879	1,723	3,427	1,690	2,533				2,533					-
Oil and gas bonus proceeds					2,781		-					-					-
Aggregates							-					-					-
Sale of emissions credits	6,225						-					-					-
Sale of real estate		23,987		5,146	4,961		-				20,784	20,784			3,634		3,634
Sale of southern Louisiana operations				10,093			-					-					-
Exchange of operating assets							11,997	2,058			(489)	1,569				41,147	41,147
Concrete							-					-					-
Texas-based package products operations							-				30,881	30,881					-
Sale of real estate																		2,081
Exchange of operation assets							-				8,965	8,965					-
Corporate							-					-					-
Oil and gas bonus proceeds					1,636		834					-					-
Sale of real estate																		1,366

Depreciation, Depletion and Amortization
Cement	24,926	23,628	23,234	25,645	37,799	35,828	36,576	8,927	8,897	8,723	8,531	35,078	8,464	8,429	8,395	9,931	35,219	13,043
Aggregates	12,898	13,926	16,093	21,166	21,919	19,873	18,963	4,195	3,868	3,898	3,784	15,745	3,327	3,347	3,166	3,213	13,053	3,191
Concrete	6,889	6,181	6,493	7,998	7,434	7,065	7,625	2,564	2,326	2,194	1,897	8,981	1,866	1,981	2,281	3,226	9,354	3,418
Corporate	1,761	1,220	536	768	1,040	1,159	1,133	294	314	295	245	1,148	217	229	254	289	989	242
Total Depreciation, Depletion and Amortization	46,474	44,955	46,356	55,577	68,192	63,925	64,297	15,980	15,405	15,110	14,457	60,952	13,874	13,986	14,096	16,659	58,615	19,894

NOTES:
We have changed the name of our "consumer products" segment to "concrete". This changes impacts only the name of the segment, and does not impact or change the financial information we report through this segment.

Prior years shown as comparative to FY13 have been adjusted for discontinued operations.